GOF STKP5

                        SUPPLEMENT DATED JANUARY 1, 1998
                             TO THE PROSPECTUSES OF
                             FRANKLIN BLUE CHIP FUND
                           FRANKLIN MIDCAP GROWTH FUND
                             DATED SEPTEMBER 1, 1997

The prospectus is amended to replace the section "The Rule 12b-1 Plan," found under "Who Manages the Fund?", with the following:

THE RULE 12B-1 PLAN

The Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the plan may not exceed 0.35% per year of the Fund's average daily net assets. Of this amount, the Fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for its distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fee associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.